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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 15, 2006

                       UNIVERSAL TECHNICAL INSTITUTE, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-31923                86-0226984
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 20410 North 19th Avenue, Suite 200, Phoenix, Arizona            85027
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (623) 445-9500

                                      None
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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Compensation Committee of the Board of Directors of Universal Technical Institute, Inc. (the "Company") has awarded shares of restricted stock to certain employees of the Company, including the chief executive officer and the other named executive officers, under the Company's 2003 Stock Incentive Plan. The restricted stock vests in four equal installments, with the first vesting occurring on the first anniversary of the grant date, which is June 15, 2006. The following table sets forth the shares of restricted stock awarded to the Company's named executive officers:

                                           Number of Shares of Restricted
Name                                                Stock Granted
----                                       ------------------------------
John C. White                                           5,555
Kimberly J. McWaters                                   11,903
Jennifer L. Haslip                                      4,000
Roger L. Speer                                          4,000
David K. Miller                                         4,000

A form of the Company's restricted stock award agreement is filed herewith as
Exhibit 10.1.

The Compensation Committee has also awarded grants of options to purchase common stock of the Company to certain employees of the Company, including the chief executive officer and the other named executive officers, under the Company's 2003 Stock Incentive Plan. The stock options vest in four equal installments, with the first vesting occurring on the anniversary of the grant date, which is June 15, 2006. The following table sets forth the number of stock options awarded to the Company's named executive officers:

                                           Number of Shares Subject to
Name                                                Option Grant
----                                       ---------------------------
John C. White                                          24,500
Kimberly J. McWaters                                   52,500
Jennifer L. Haslip                                     18,000
Roger L. Speer                                         18,000
David K. Miller                                        18,000

A form of the Company's stock option award agreement is filed herewith as
Exhibit 10.2.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS

         10.1   Form of Restricted Stock Award Agreement.
         10.2   Form of Stock Option Award Agreement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIVERSAL TECHNICAL INSTITUTE, INC.


Dated: June 21, 2006                         By:    /s/ Chad A. Freed
                                                    ----------------------------
                                             Name:  Chad A. Freed
                                             Title: Senior Vice President and
                                                    General Counsel

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